Exhibit 10.4

NOTICE OF FINAL AGREEMENT

Borrower:	NKGEN OPERATING BIOTECH, INC.	Lender:	East West Bank
	3001 DAIMLER ST		Loan Servicing Department
	SANTA ANA, CA 92705		9300 Flair Drive, 6th Floor
El Monte, CA 91731

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B} THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C} THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term "Loan" means the following described loan: Loan No. 769632309

Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, together with any subsequent written modification documents for this Loan evidenced by all Notice of Final Agreements executed in regards to the Loan, and including without limitation the following:

LOAN DOCUMENTS

Modification to the Loan Agreement

Notice of Final Agreement

Parties. The term "Parties" means East West Bank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the undersigned.

Each Party who signs below, other than East West Bank, acknowledges, represents, and warrants to East West Bank that it has received, read and understood this Notice of Final Agreement. This Notice is dated as of April 5, 2024.

BORROWER:

NKGEN OPERATING BIOTECH, INC. (f/k/a NKGEN BIOTECH, INC.)

By:	/s/ Pierre Gagnon

GRANTOR:

NKGEN OPERATING BIOTECH, INC. (f/k/a NKGEN BIOTECH, INC.)

By:	/s/ Pierre Gagnon

LENDER:

EAST WEST BANK

By:	/s/ Michael Kwon

THIRD MODIFICATION TO THE LOAN AGREEMENT

Borrower:	NKGEN OPERATING BIOTECH, INC.	Lender:	East West Bank
	3001 DAIMLER ST		Loan Servicing Department
	SANTA ANA, CA 92705		9300 Flair Drive, 6th Floor
El Monte, CA 91731

This THIRD MODIFICATION TO THE LOAN AGREEMENT is attached to and by this reference is made a part of the Business Loan Agreement (Loan #769632309) dated June 20, 2023, Including all modifications thereto, and executed in connection with a loan or other financial accommodations between Lender and Borrower.

The section entitled "Minimum Deposit" is hereby deleted in full.

The section entitled "Term" is hereby amended and restated as follows:

Term. This Agreement shall be effective as of June 20, 2023, and shall continue in full force and effect until the earliest of (a) September 18, 2024, (b) such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or (c) until such time as the parties may agree in writing to terminate this Agreement.

The section entitled "Depository Relationship" is hereby amended and restated as follows:

Depository Relationship. Maintain its depository account(s) at Lender.

THIS THIRD MODIFICATION TO THE LOAN AGREEMENT IS EXECUTED AS OF APRIL 5, 2024.

BORROWER:

NKGEN OPERATING BIOTECH, INC. (f/k/a NKGEN BIOTECH, INC.)

By:	/s/ Pierre Gagnon

LENDER:

EAST WEST BANK

By:	/s/ Michael Kwon